POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Hoshang Noshirwan Sinor, Indian Inhabitant, residing at 764 F, Sarosh Court, Tilak Road, Dadar, Mumbai 400 014, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. P. H. Ravikumar - Head: Corporate Banking, Mr. M. N. Gopinath - Head: Retail
Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head: HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi - Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Hoshang Noshirwan Sinor, do hereby nominate, constitute and appoint the said Mr. P. H. Ravikumar, the said Mr. M.
N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the Hoshang Noshirwan Sinor, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/s/ Hoshang Noshirwan Sinor
Hoshang Noshirwan Sinor in the presence of:
                                                   ]
Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary                                  ]
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Somesh Ramchandra Sathe, Indian Inhabitant, residing at 15, Laxmi Mahal, B. Petit Road, Mumbai 400 026, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statement, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Somesh Ramchandra Sathe, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Somesh Ramchandra Sathe, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/s/ Somesh Ramachandra Sathe
Somesh Ramachandra Sathe in the presence of:
                                                   ]
Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Uday Madhav Chitale, Indian Inhabitant, residing at 167, Poonawadi, Dr. Ambedkar Road, Dadar, Mumbai 400 014, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Uday Madhav Chitale, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Uday Madhav Chitale, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/s/ Uday M. Chitale
Uday M. Chitale, in the presence of:               ]

Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Bhupendra V. Bhargava, Indian Inhabitant, residing at 1201, Gulmohar Apartments Caesar Road, (Near Filmalaya Studio) Amboli, Andheri (West), Mumbai 400 058, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara
- 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Bhupendra V. Bhargava, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Bhupendra V. Bhargava, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/s/ Bhupendra V. Bhargava
Bhupendra V. Bhargava, in the presence of:
                                                   ]
Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary                                  ]
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Raghunathan Rajamani, Indian Inhabitant, residing at 8-2-585/A/1, Road No. 9, Banjara Hills, Hyderabad 500 034, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Raghunathan Rajamani, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Raghunathan Rajamani, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/S/ Raghunathan Rajamani
Rajamani, in the presence of:                      Raghunathan

                                                   ]/s/ Bhashyam Seshan
Bhashyam Seshan                                    ]
Company Secretary                                  ]
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Satish Chandra Jha, Indian Inhabitant, residing at G-61, P.O., Palam Vihar, Gurgaon 122 017, Haryana, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND
GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Satish Chandra Jha, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the Satish Chandra Jha, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]
Satish Chandra Jha, in the presence of:            ]/s/ Satish Chandra Jha

Bhashyam Seshan                                    ]
Company Secretary                                  ]/s/ Bhashyam Seshan
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Lalita Dileep Gupte, Indian Inhabitant, residing at, 153-C, Mhaskar Building, Opp Ruia College, Sir Balachander Road, Matunga, Mumbai 400 019, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Lalita Dileep Gupte, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Lalita Dileep Gupte, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]/s/ Lalita Dileep Gupte
Lalita Dileep Gupte, in the presence of:           ]

Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary                                  ]
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]

                                POWER OF ATTORNEY
                                -----------------

TO ALL WHOM THESE PRESENTS SHALL COME, I, Kundapur Vaman Kamath, Indian Inhabitant, residing at 1101 Radhika Apartments, Off Sayani Road, Prabhadevi, Mumbai 400 025, am one of the Directors of ICICI Bank Limited, a public company registered under the Indian Companies Act, (1 of 1956) and having its Registered Office at Landmark, Race Course Circle, Vadodara - 390 007, India (hereinafter called 'the Bank') SEND GREETINGS:

WHEREAS the Bank desires to file a registration statement on Form F-1 and a registration statement on Form F-6 (the 'Registration Statements') and all related documents with the U. S. Securities and Exchange Commission under the provisions of the Securities Act of 1933.

AND WHEREAS not being able to personally sign such Registration Statements, I desire to authorise any one of the following officials of Bank - Mr. H. N. Sinor
- Managing Director and Chief Executive Officer, Mr. P. H. Ravikumar - Head:
Corporate Banking, Mr. M. N. Gopinath - Head: Retail Banking, Mr. A. V. A. Subramaniam - Head: Audit, Mr. Alladi Ashok, Head: Risk Management, Mr. G. Venkatakrishnan - Chief Financial Officer, Mr. Mohan N. Shenoi - Senior Vice President, Mr. Harshan Kollara S. - Head: Forex, Mr. R. B. Nirantar - Head:
HRD, Mr. Mukund S. Annigeri - Head: Domestic Treasury, Mr. Balmukund Doshi -
Head: Administration, Mr. P. Sankar - Vice President, Mr. Bhashyam Seshan, Company Secretary to be my true and lawful attorneys.

NOW THESE PRESENTS WITNESS that I, the said Kundapur Vaman Kamath, do hereby nominate, constitute and appoint the said Mr. H. N. Sinor - the said Mr. P. H. Ravikumar, the said Mr. M. N. Gopinath, the said Mr. A. V. A. Subramaniam, the said Mr. Alladi Ashok, the said Mr. G. Venkatakrishnan, the said Mr. Mohan N. Shenoi, the said Mr. Harshan Kollara S., the said Mr. R. B. Nirantar, the said Mr. Mukund S. Annigeri, the said Mr. Balmukund Doshi, the said Mr. P. Sankar, the said Mr. Bhashyam Seshan, (hereinafter called the 'Attorneys') and each of them severally to be my true and lawful Attorney(s) for me and in my name and on my behalf to do, execute, perform all and every of the following acts, deeds, matters and things:

1. To sign and file the Registration Statements and other related documents along with any or all amendments and any and all pre-effective and post-effective amendments together with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission;

2. To sign any abbreviated Registration Statements in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission;

3. To do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person;

4. From time to time appoint and remove at pleasure or substitute as agent or attorney in lieu and substitution or addition in respect of all or any of the matters aforesaid upon such terms not inconsistent herewith as the attorneys shall think fit; and

5. Generally to do all such things in my name and on my behalf in my capacity in accordance with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

AND DO HEREBY UNDERTAKE from time to time and at all times to ratify and confirm whatsoever the attorneys shall lawfully do or cause to be done in or concerning the premises by virtue of these presents.

IN WITNESS WHEREOF I, the said Kundapur Vaman Kamath, have hereunto signed this 24th day of January, 2000.

SIGNED AND DELIVERED by the within named           ]
Kundapur Vaman Kamath, in the presence of:         ]/s/ Kundapur Vaman Kamath

Bhashyam Seshan                                    ]/s/ Bhashyam Seshan
Company Secretary                                  ]
ICICI Bank Limited                                 ]
Mumbai 400 051.                                    ]